                                    EXHIBIT B

                             JOINT FILING AGREEMENT


          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.


Dated: October 9, 1996


                                        The TCW Group, Inc.


                                        By:  /s/ Mohan V. Phansalkar
                                                       __
                                                       ..
                                             ------------------------
                                             Mohan V. Phansalkar
                                             Authorized Signatory



                                        Robert Day


                                        By:  /s/ Mohan V. Phansalkar
                                                       __
                                                       ..
                                             ------------------------
                                             Mohan V. Phansalkar
                                             Authorized Signatory
                                             Under Power of Attorney dated
                                             January 30, 1996, on File with
                                             Schedule 13G Amendment Number 1 for
                                             Matrix Service Co. dated January
                                             30, 1996.


                                       B-1